UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Skinvisible, Inc.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

6320 S. SANDHILL ROAD, SUITE 10
LAS VEGAS, NEVADA 89120

August 22, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Skinvisible, Inc., which will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on September 5, 2008, at 11:00 am Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Skinvisible, Inc.

Sincerely,

/s/ Terry Howlett Terry Howlett Chief Executive Officer and Director

SKINVISIBLE, INC.
6320 S. SANDHILL ROAD, SUITE 10
LAS VEGAS, NEVADA 89120

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
August 22, 2008

To the Shareholders of Skinvisible, Inc.:

The annual meeting of shareholders of Skinvisible, Inc. will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on September 5, 2008, at 11:00 am Pacific Daylight Time, for the following purposes:

1.	To elect three directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Sarna & Company as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007;

3.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on August 4, 2008 are entitled to notice of and to vote at the meeting.  The Company’s proxy statement accompanies this notice.  All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Terry Howlett Terry Howlett Chief Executive Officer and Director

AUGUST 22, 2008
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting.  PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SKINVISIBLE, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

SKINVISIBLE, INC.
6320 S. SANDHILL ROAD, SUITE 10
LAS VEGAS, NEVADA 89120

PROXY STATEMENT
For the Annual Meeting of Shareholders
To be held September 5, 2008

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SKINVISIBLE, INC. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Skinvisible, Inc. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof.  The meeting will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on September 5, 2008, at 11:00 am Pacific Daylight Time, for the following purposes:

1.	To elect three directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Sarna & Company as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007;

3.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about August 22, 2008.

RECORD DATE

The Board of Directors of Skinvisible, Inc. has fixed the close of business on August 4, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Skinvisible, Inc. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview.  The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials.  The Company has spent approximately $8,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders.  It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Executive Officer, Terry Howlett, 6320 S. Sandhill Road, Suite 10 Las Vegas, Nevada 89120.

QUORUM

The presence, in person or by proxy duly authorized, of One Percent (1%) of all the shares outstanding, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter.  Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees elected as directors are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares.  Shareholders entitled to vote at any election of directors are not entitled to cumulative votes.  Votes may be cast in favor of the election of directors or withheld.  Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of Sarna & Company as auditors for the Company and approval of the amendment of the Company’s Articles of Incorporation increasing the number of common shares authorized for issuance will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting.  On August 4, 2008, there were an aggregate of 80,024,238 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter.  Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder.  If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card.  If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters.  The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person.  Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person.  Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.
PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of three persons to the Board of Directors (the “Board”).  The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company.  If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
Terry Howlett	60
Brian Piwek	62
Greg McCartney	56

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Mr. Terry H. Howlett, has been our Chief Executive Officer & Director since March 5, 1998. Mr. Howlett has a diversified background in market initialization and development, sales and venture capital financing for emerging growth companies. He has held senior management, marketing and sales positions with various companies, including the Canadian Federation of Independent Business, Family Life Insurance, and Avacare of Canada and founded Presley Laboratories, Inc., which marketed cosmetic and skin, care products on a direct sales basis. For the ten years prior to becoming President of the Company, Mr. Howlett was the President and CEO of Voice-it Solutions, Inc., a publicly traded company on the Vancouver Stock exchange that made voice response software for order entry systems.

Mr. Brian Piwek joined our board of directors in January, 2008. Mr. Piwek's experience and expertise is in the international retail industry. He was president of Overwaitea Foods supermarket from 1991 until 1997. In 1997 Brian accepted the position as Co-CEO with A&P Canada (The Great Atlantic & Pacific Tea Company Inc.) and in 2000 was appointed Chairman, President and CEO of A&P Canada. In late 2002 he moved to the U.S. as President and Chief Executive Officer of A&P US (New York Stock Exchange symbol "GAP") where he began the turnaround of North America's oldest retail food chain. Brian retired from A&P in July 2005. Brian is an MBA graduate and has served on many voluntary boards.

Mr. Greg McCartney has been a member of our board of directors since January 10, 2005. Mr. McCartney is Managing Director of Taylor, Butterfield & Worth Asset Management Corporation a management consulting services firm assisting clients in becoming  fully reporting public companies. Previously Mr. McCartney was the Chairman of the Board for Genesis Bioventures (formely BioLabs) and also formerly served as their CEO. Genesis Bioventures is currently trading on the OTCBB. Mr. McCartney has over 20 years experience serving as officer and director of both private and public companies in various manufacturing and technology industries. Prior to founding BioLabs in 1997, Mr. McCartney was the founder and director of Aspenwood Holdings Corporation, a business consulting firm specializing in financing, public relations and venture capital in the technology and manufacturing industries. From 1986 to 1995 he was the President of an emerging high technology company and also served as officer and director of other companies. Previously, he was involved with international real estate and land development.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the three nominees.  Each nominee has consented to being named in this proxy statement and to serve, if elected.  In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

Officers of the Company are appointed by its board of directors and hold office until removed by the board.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board.  The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
Terry Howlett	60	Chief Executive Officer, Chief Financial Officer

Information describing the background and experience of Mr. Howlett is set forth above.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company currently has an employment agreement with its sole executive officer, Terry Howlett.   The term of the agreement is three (3) years.  Unless extended or renewed, the agreement will terminate on January 1, 2009.  Under the agreement, Mr. Howlett earns a cash stipend of $13,333.33 per month ($160,000 per year).  In addition, the agreement provides for Mr. Howlett to be awarded stock options at the discretion of the board of directors.  Our two independent directors currently receive a stipend of $1,000 per month, in addition to discretionary awards of stock options.

Currently, the objective of the cash compensation paid by the company is to provide fair reimbursement for the time spent by our executive officer and independent directors to the extent feasible within the financial constraints faced by our developing business.  The stock options granted to our executive officer and to our independent directors are intended to provide these individuals with incentives to pursue the growth and development of the company’s operations and business opportunities. Although the options awarded to our executive and directors are typically exercisable immediately, they also remain valid and exercisable for terms of several years.  We believe this provides the proper balance of short-term and long-term incentives to increase the value of the company.  Although an immediate increase in share price following the issuance of the options would obviously result in a profit if those options were exercised, the longer exercisable period of the options also provides an incentive to increase value over the long term and gives our executive officer and directors the opportunity to realize gains based on the sustained growth of our operations and revenues.

In addition, our sole executive officer holds substantial ownership in the company and is generally motivated by a strong entrepreneurial interest in expanding our operations and revenue base to the best of his ability.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our former or current executive officers for the fiscal years ended 2007 and 2006.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Terry Howlett CEO & CFO	2007 2006	160,000 160,000	- -	- -	182,252 36,000	- -	- -	- -	342,252 196,000

Narrative Disclosure to the Summary Compensation Table

We have a 3 year employment agreement dated January 1, 2006 with Mr. Howlett.  Mr. Howlett earned an annual base salary of $160,000 for the year ended December 31, 2007 and $160,000 for the year ended December 31, 2006.  Due to financial constraints, however, we were only able to actually pay Mr. Howlett $58,769.22 in cash during the fiscal year.  During the fiscal year ended December 31, 2007, we granted Mr. Howlett options to purchase 1,000,000 shares of our common stock at the exercise price of $0.24 per share with an expiration date of July 29, 2012.  These options are fully vested and immediately exercisable.  The aggregate value of these options, which totaled $182,252, was computed in accordance with FAS 123R and is reported in the summary compensation table above in the column titled “Option Awards.”

At no time during the last fiscal year was any outstanding option repriced or otherwise modified.  There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Terry Howlett	1,000,000 200,000 1,200,000 500,000	- - -	- - -	0.24 0.18 0.05 0.05	7/29/2012 1/3/2011 04/01/2008 09/29/2008	- - - -	- - - -	- - - -	- - - -

Compensation of Directors

The table below summarizes all compensation of our directors as of December 31, 2007.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Terry Howlett	-	-	-	-	-	-	-
Jost Steinbruchel, former director	12,000	-	45,563	-	-	-	57,563
Greg McCartney	12,000	-	45,563	-	-	-	57,563
Brian Piwek	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Narrative Disclosure to the Director Compensation Table

All fees earned or paid in cash and stock options awards granted to Terry Howlett were earned in connection with his service as an executive officer.   Mr. Howlett received no compensation for his service as a member of our board of directors.

We pay our independent directors a monthly fee of $1,000.  Mr. McCartney and Mr. Steinbruchel each received a total of $12,000 in consideration for services rendered as members of our board of directors.  In addition, Mr. McCartney and Mr. Steinbruchel each received options to purchase 250,000 shares of common stock at an exercise price of $0.24 per share.  These options are fully vested and immediately exercisable.  The aggregate value of these options, which totaled $45,563 for each independent director, was computed in accordance with FAS 123R and is reported in the director compensation table above in the column titled “Option Awards.”

SIGNIFICANT EMPLOYEES

We have one significant employee that makes a significant contribution to our business other than our officers and directors.

Dr. James A. Roszell, Ph.D, is a doctoral chemist with over 35 years' experience in product formulation, experimental design, analysis, and method validation. Since joining Skinvisible in 1998, he has been responsible for research and development of our patented technology, related polymer delivery vehicles, product formulations and compositions. Dr. Roszell is a joint contributor to Skinvisible's Patent Number 6.756.059 and responsible for our four pending patents. Prior to joining Skinvisible, he worked as chemist for Supertech Products, Inc. in Florida where his responsibilities included ensuring compliance with OSHA, EPA and other standards and regulations, maintenance of quality control, research and development for new products. Dr. Roszell's background includes work in chemical, pharmaceutical, environmental and clinical laboratory arenas. His chemical and scientific expertise makes a significant contribution to our business.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding.  We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal  proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject  to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since the beginning of our last fiscal year on January 1, 2007 or in any presently proposed transaction which, in either case, has or will materially affect us.

Our policy regarding related transactions requires that any director or officer who has an interest in any transaction disclose the presence and the nature of the interest to the board of directors prior to any approval of the transaction by the board of directors. The transaction may then be approved by a majority of the disinterested directors, provided that an interested director may be counted in determining the presence of a quorum at the meeting of the board of directors to approve the transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2007, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2007:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Terry Howlett CEO, CFO & Director	3	0	0
Jost Steinbruchel former Director	0	0	0
Greg McCartney Director	1	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 4, 2008, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the our common stock and by the executive officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 80,024,238 shares of common stock issued and outstanding on July 1, 2008. Except as otherwise indicated, the address of each person named in this table is c/o Skinvisible, Inc., 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class*
Executive Officers & Directors:
Common	Terry Howlett	9,823,248 shares	11.96% (2)
Common	Brian Piwek	612,990 shares	0.76% (3)
Common	Greg McCartney	766,000 shares	1.14% (4)
Total of All Directors and Executive Officers:		11,202,238 shares	13.66%
More than 5% Shareholders
Common	Lutz Family Trust 8322 W. Tonto Ln. Peoria, AZ 85382	11,117,500	13.89%(5)

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)
Includes options that may be exercised immediately to purchase 1,000,000 shares at a price of $0.24, options that may be exercised immediately to purchase 200,000 shares at a price of $0.18, options that may be exercised immediately to purchase 400,000 shares at $0.10, and warrants that may be immediately exercised to purchase 500,000 shares at a price of $0.15.

(3)	Includes options that may be immediately exercised to purchase 200,000 shares at a price of $0.10 and warrants that may be immediately exercised to purchase 125,000 at $0.12
(4)
Includes options that may be exercised immediately to purchase 100,000 shares at a price of $0.10, options that may be exercised immediately to purchase 100,000 shares at a price of $0.18, options that may be exercised immediately to purchase 250,000 shares at $0.24, and options that may be exercised immediately to purchase 200,000 shares at $0.10.

(5)	Mr. Robert F. Lutz is trustee and has beneficial ownership of the Lutz Family Trust.

Skinvisible, Inc. does not currently have a compensation committee, executive committee, or stock plan committee.  Skinvisible, Inc. is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “SKVI.”  The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee.  The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of that would generally be performed by an audit committee.  The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting.  In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2007, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2007 to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee.  As a result, no written charter governs the director nomination process.  The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations.  When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders.  In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination.  If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the Board are polled for suggestions as to individuals meeting the criteria described above.  The Board may also engage in research to identify qualified individuals.  To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.  The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2007, the Board met 12 times, in person or by telephonic conference.  Each incumbent Director attended in excess of 75 percent of the total meetings of the Board.   In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES.  PROXIES SOLICITED BY SKINVISIBLE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected Sarna & Company as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2007.  The Board is asking the shareholders to confirm this appointment.

Representatives of Sarna & Company are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 were approximately $31,990 and $26,980 respectively.

AUDIT-RELATED FEES

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2007 and 2005.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2007 and 2006 were $0 and $0  respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING SARNA & COMPANY AS THE COMPANY’S INDEPENDENT AUDITORS.  PROXIES SOLICITED BY SKINVISIBLE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors (the “Board”) adopted a resolution setting forth an amendment to Article 5 of the Articles of Incorporation, which would increase the total number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000, par value of $$0.001 per share, and directed that the proposed amendment by considered at the next annual meeting of the stockholder entitles to vote on the amendment.  If this proposed amendment is adopted, the newly authorized shares of Common Stock will have voting and other rights identical to the currently authorized shares of Common Stock.

Of the 100,000,000 currently authorized shares of Common Stock, 80,024,238 shares were issued and outstanding as of August 4, 2008.

The Board of Directors believes that it is in the Company's best interests to have the flexibility to issue a substantial number of additional shares of Common Stock as needs may arise without further shareholder action unless required by applicable law, regulation, listing requirements or the Articles of Incorporation.  At present, we have no agreements, understandings or plans for the issuance or use of the additional shares of

Common Stock proposed to be authorized.  However, the Board of Directors believes that the current number of authorized and unreserved shares of Common Stock will be insufficient to meet our future needs.  The availability of additional shares will enhance our flexibility in connection with possible future actions, such as corporate mergers, acquisitions of businesses, property or securities, stock dividends, stock splits, financings, employee benefit programs, and other proper corporate purposes.  The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of shareholders.

If this proposal is approved, the Board of Directors does not intend to seek further shareholder approval prior to the issuance of any additional shares of Common Stock in future transactions unless required by law, the Articles of Incorporation or the listing requirements of any stock exchange upon which the Common Stock may be listed.  Further, the Board of Directors does not intend to issue any shares of Common Stock to be authorized under this proposal except upon the terms the Board of Directors deems to be in the best interests of the Company and its stockholders.

The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders' equity and voting rights.  The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Common Stock.  Holders of Common Stock have no preemptive rights.

Shares of authorized and unissued common stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur.  Issuance of additional common stock could have a deterrent effect on persons seeking to acquire control.  The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Articles of Incorporation or Bylaws would not receive the required shareholder approval.  Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.  PROXIES SOLICITED BY SKINVISIBLE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.  The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts.  These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ Terry Howlett Terry Howlett Chief Executive Officer and Director

SKINVISIBLE, INC.

Annual Meeting of Shareholders
September 5, 2008

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on September 5, 2008

The undersigned appoints Terry Howlett of Skinvisible, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Skinvisible, Inc., to be held September 5, 2008 beginning at 11:00 am, Pacific Daylight Time, at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]                  Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees – Terry Howlett, Brian Piwek, and Greg McCartney

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above.  (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Terry Howlett
Brian Piwek
Greg McCartney

2.	Confirm Appointment of Sarna & Company as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

3.	Approval of amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000.

FOR Amendment	NOT FOR Amendment	ABSTAIN
[ ]	[ ]	[ ]
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

_________________________________	_________________________________	_________________________________
Print Name	Signature	Date

_________________________________	_________________________________	_________________________________
Print Name	Signature	Date